UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2017

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Second Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan

On May 9, 2017, Weight Watchers International, Inc. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Second Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan (as amended and restated, the “A&R 2014 Plan”). The A&R 2014 Plan increases the (i) number of shares of common stock, no par value per share, of the Company with respect to which awards may be granted under the plan by 5,000,000 and (ii) limit on compensation that can be awarded to a non-employee director in any given calendar year to $600,000. The Company’s shareholders also re-approved the material terms of the performance goals set forth in the A&R 2014 Plan. The material features of the A&R 2014 Plan are described in the section entitled “Proposal 4 Approval of the Company’s Second Amended and Restated 2014 Stock Incentive Plan” on pages 8 through 15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2017 in connection with the Annual Meeting, which pages are incorporated herein by reference. A copy of the A&R 2014 Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 9, 2017, the Company’s shareholders (1) elected the persons listed below to serve as Class I directors for a term of three years expiring at the Company’s 2020 annual meeting of shareholders and until their successors have been duly elected and qualified; (2) elected the person listed below to serve as a Class III director for a term of two years expiring at the Company’s 2019 annual meeting of shareholders and until his successor has been duly elected and qualified; (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017; (4) approved the A&R 2014 Plan; (5) approved, on an advisory basis, the Company’s named executive officer compensation; and (6) voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. Set forth below are the voting results for these proposals.

(1)	Election of three Class I directors for a term of three years expiring at the Company’s 2020 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Raymond Debbane	38,262,180	12,053,580	8,872,542
Cynthia Elkins	42,768,424	7,547,336	8,872,542
Jonas M. Fajgenbaum	38,709,499	11,606,261	8,872,542

(2)	Election of one Class III director for a term of two years expiring at the Company’s 2019 annual meeting of shareholders and until his successor has been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Thilo Semmelbauer	46,484,012	3,831,748	8,872,542

(3)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,737,888	373,204	77,210	N/A

(4)	Approval of the A&R 2014 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,169,651	12,099,006	47,103	8,872,542

(5)	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,616,676	10,652,047	47,037	8,872,542

(6)	Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
49,550,901	82,944	642,371	39,544	8,872,542

As disclosed above, a majority of the votes cast voted, on an advisory basis, in favor of holding future advisory votes to approve the Company’s named executive officer compensation every year. In light of such vote, and consistent with the recommendation of the Company’s board of directors (the “Board”), the Board has determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 4 Approval of the Company’s Second Amended and Restated 2014 Stock Incentive Plan” appearing on pages 8-15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2017 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 9, 2017	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer & Member, Interim Office of the Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Second Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 4 Approval of the Company’s Second Amended and Restated 2014 Stock Incentive Plan” appearing on pages 8-15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 3, 2017 is incorporated herein by reference.

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